PROXY

                               LUXTEC CORPORATION

                                326 Clark Street
                       Worcester, Massachusetts 01606-1214

         This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints James W. Hobbs and Samuel M. Stein or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Luxtec Corporation (the "Company") held of record by the undersigned on February 26, 1998, at the Annual Meeting of Stockholders (the "Meeting") to be held on April 23, 1998, or any postponement or adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees for director. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


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[X]      Please mark votes as in this example

         1. To elect two (2) Class II directors of the Company, each to hold a three-year term.

         Nominees:         Paul Epstein, James W. Hobbs

         [   ]    FOR               [   ]   WITHHELD


         [   ] ----------------------
         For both nominees except as noted above


        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [   ]


        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
        PAPER PROMPTLY USING THE ENCLOSED ENVELOPE.

        Please sign exactly as name appears at left.
        When shares are held by joint tenants, both should sign.



Signature:  ____________________  Date:  ________



Signature:  ___________________  Date:  _________



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